                                                                                                 EXECUTION COPY
                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated as of February 23,  2006,  between  Residential  Funding
Corporation,  a  Delaware  corporation  ("RFC")  and  Residential  Asset  Securities  Corporation,  a  Delaware
corporation (the "Company").

                                                   RECITALS

        A.     RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

        B.     The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated pursuant to the Seller Contracts.

        C.     The Company,  RFC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee (the
"Trustee"),  are entering into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and
Servicing  Agreement"),  pursuant  to which the Trust  proposes  to issue  Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-EMX2 (the "Certificates")  consisting of fifteen classes designated as
Class A-1, Class A-2, Class A-3,  Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8,  Class M-9,  Class SB, Class R-I and Class R-II representing  beneficial  ownership interests solely in a trust fund  consisting  primarily  of a pool of  adjustable  and fixed rate one-to  four-family  first and junior lien  mortgage  loans  identified  on Exhibit F to the Pooling and Servicing  Agreement  (the  "Mortgage
Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC the Class
SB, Class R-I and Class R-II Certificates (the "Retained Certificates").

        E.     In connection with the purchase of the Mortgage Loans and the issuance of the Certificates,  RFC wishes to make certain representations and warranties to the Company.

        F.     The  Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

        NOW  THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein  shall have the meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the  Company  without recourse  all of its right,  title and  interest in and to the  Mortgage  Loans,  including  all  interest  and principal  received on or with  respect to the Mortgage  Loans after the Cut-off  Date (other than  payments of principal and interest due on the Mortgage  Loans in February,  2006).  In  consideration  of such  assignment,
RFC will receive from the Company,  in immediately  available funds, an amount equal to $548,618,885.40 and the
Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed  Mortgage Note,  hereinafter defined)  to the order of the Trustee and  delivered  an  assignment  of  mortgage  in  recordable  form to the
Trustee or its agent. A "Destroyed  Mortgage Note" means a Mortgage Note the original of which was  permanently lost or destroyed.

        The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the
Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless
(a) this  Agreement  is  intended to be and hereby is deemed to be a security  agreement  within the meaning of
Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right  (including  the power to convey  title  thereto), title and interest,  whether now owned or hereafter acquired,  in and to (A) the Mortgage Loans,  including the
Mortgage Notes, the Mortgages,  any related insurance  policies and all other documents in the related Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C)
any and all general  intangibles  consisting  of,  arising  from or relating to any of the  foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including,  without  limitation,  all  amounts  from  time to time  held or  invested  in the
Certificate  Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage
Notes or such other  items of  property as  constitute  instruments,  money,  payment  intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated securities  or chattel  paper shall be deemed to be  "possession  by the  secured  party," or  possession  by a purchaser or a person  designated  by such secured  party,  for purposes of  perfecting  the security  interest pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or  acknowledgments,  receipts or confirmations  from,  financial intermediaries,  bailees or agents (as  applicable) of the Trustee for the purpose of perfecting  such security interest under  applicable law. RFC shall, to the extent  consistent with this Agreement,  take such reasonable actions as may be necessary  to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed, at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original filings necessary  under the  Uniform  Commercial  Code as in effect  in any  jurisdiction  to  perfect  the  Company's security  interest in or lien on the Mortgage Loans including without  limitation (x) continuation  statements, and (y) such other  statements as may be  occasioned  by (1) any change of name of RFC or the Company,  (2) any change of location of the state of formation,  place of business or the chief  executive  office of RFC, or (3)
any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without recourse  all  of  its  right,  title  and  interest  in  and  to the  Retained  Certificates  as  part  of the consideration payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(i)     Immediately prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien or security  interest (other than (a)
rights to servicing  and related  compensation,  and (b) any senior lien  relating to a Mortgage Loan listed on
Exhibit A attached  hereto (the "Junior  Lien  Mortgage  Loans")) and had full right and  authority to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)    The  proceeds  of the  Mortgage  Loan have been fully  disbursed,  there is no  requirement  for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds therefor  (including  any escrow funds held to make Monthly  Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses  incurred in making, closing or recording the Mortgage Loans were paid.

(iii)   The  Mortgagor  (including  any  party  secondarily  liable  under the  Mortgage  File) has no right of set-off,  defense,  counterclaim  or right of  rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has obtained all licenses  and  effected  all  registrations  required  under all  applicable  local,  state and  federal  laws, regulations and orders,  including  without  limitation truth in lending and disclosure laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws,  regulations and orders would make such Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in material  compliance  with the Program
Guide,  was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties  located in the State of Iowa where an attorney's  certificate  has been  provided in  accordance  with the  Program  Guide.  No claims  have been made under such title  insurance policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage Loan is a valid and  enforceable  first lien (or in the case of the Junior Lien Mortgage
Loans,  junior  lien) on the  Mortgaged  Property  subject only to (1) the lien of  nondelinquent  current real property taxes and  assessments,  (2)  covenants,  conditions and  restrictions,  rights of way,  easements and other  matters of public  record as of the date of recording of such  Mortgage,  such  exceptions  appearing of record being acceptable to mortgage lending institutions  generally or specifically  reflected in the appraisal made in connection  with the  origination  of the related  Mortgage  Loan,  and (3) other matters to which like properties  are commonly  subject that do not materially  interfere with the benefits of the security  intended to be provided by such Mortgage.

(vii)   All  improvements  which were considered in determining  the Appraised Value of the Mortgaged  Property lie wholly within the boundaries and the building  restriction lines of the Mortgaged  Premises,  or the policy of title  insurance  affirmatively  insures  against  loss or damage by  reason  of any  violation,  variation, encroachment  or adverse  circumstance  that either is  disclosed  or would have been  disclosed by an accurate survey.

(viii)  There are no delinquent tax or delinquent assessment liens against the related Mortgaged Property,  and there are no  mechanic's  liens or claims  for work,  labor or  material  or any  other  liens  affecting  such
Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the Mortgage  assigned to
RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each Mortgaged  Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood  Insurance Act of 1968,  as  amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the
Mortgagor's  expense,  and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets  the  minimum  qualifications  for  appraisers  as specified in the Program Guide.

(xii)   Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the Mortgagor enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   None of the Mortgage Properties  are secured by a leasehold estate.

(xv)    The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)   As of the Cut-off Date,  none of the Mortgage  Loans are Delinquent in payment of principal or interest by 30 days or more.  For the purposes of this  representation  a Mortgage  Loan is  considered  Delinquent if a
Subservicer  or the Master  Servicer has made any advances on the Mortgage  Loan that have not been  reimbursed out of  payments by the  mortgagor  or on the  mortgagor's  behalf from a source  other than a  Subservicer,  a
Seller, the Master Servicer or an affiliated entity of either.

(xvii)  None of the Mortgage Loans with Loan-to-Value Ratios, or combined  Loan-to-Value Ratios with respect to
Junior Lien Loans, at origination in excess of 80% are insured by a borrower-paid,  primary mortgage  insurance policy.

(xviii) The weighted average  Loan-to-Value Ratio with respect to the Mortgage Loans, by outstanding  principal balance at origination, is 82.92%.

(xix)   No more than  approximately  0.4% of the Mortgage  Loans,  by outstanding  principal  balance as of the
Cut-off  Date,  are  located  in any one zip code  area in  Florida.  No more  than  approximately  0.3% of the
Mortgage  Loans by  outstanding  principal  balance as of the Cut-off Date are located in any one zip code area outside of Florida.

(xx)    All of the Mortgage Loans that are adjustable-rate  loans will adjust  semi-annually based on Six-Month
LIBOR.  Each of the  Mortgage  Loans  that  are  adjustable-rate  loans  will  adjust  on the  Adjustment  Date specified  in the  related  Mortgage  Note to a rate equal to the sum  (rounded  as  described  in the  related
Mortgage  Note) of the related Index  described in the  Prospectus  Supplement and the Note Margin set forth in the related  Mortgage  Note,  subject to the  limitations  described  in the  Prospectus  Supplement,  and each
Mortgage Loan has an original  term to maturity from the date on which the first monthly  payment is due of not more than  approximately  30 years.  On each  Adjustment  Date, the Mortgage Rate on each Mortgage Loan that is an adjustable-rate  loan will be adjusted to equal the related Index plus the related Gross Margin,  subject in each case to the  Periodic  Rate Cap,  the  Mortgage  Rate and the  Minimum  Mortgage  Rate.  The amount of the monthly  payment on each  Mortgage  Loan that is an  adjustable-rate  loan will be adjusted on the first day of the month  following  the month in which the  Adjustment  Date  occurs  to equal the  amount  necessary  to pay interest at the  then-applicable  Mortgage Rate to fully  amortize the  outstanding  principal  balance of such
Mortgage  Loan  over  its  remaining  term to  stated  maturity.  No  Mortgage  Loan  is  subject  to  negative amortization.

(xxi)   With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly  designated and currently so serves and is named in such Mortgage,  and no fees or expenses  are or will become  payable by the holder of the  Mortgage  Loan to the trustee  under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxii)  Approximately  16.22% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off
Date), are units in detached planned unit  developments.  Approximately  3.56% of the Mortgaged  Properties (by
outstanding  principal  balance as of the Cut-off  Date),  are units in  attached  planned  unit  developments.
Approximately  1.09% of the Mortgaged  Properties (by  outstanding  principal  balance as of the Cut-off Date), are units in townhouses.  None of the Mortgaged  Properties  are units in  manufactured  housing  developments.
Approximately  7.23% of the Mortgaged  Properties (by  outstanding  principal  balance as of the Cut-off Date), are condominium units.  Each Mortgaged Property is suitable for year-round occupancy.

(xxiii) Approximately  95.94% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off
Date) are secured by the  owner's  primary  residence.  Approximately  2.07% of the  Mortgaged  Properties  (by
outstanding  principal  balance  as of the  Cut-off  Date)  are  secured  by the  owner's  second  or  vacation residence.  Approximately  1.99% of the  Mortgaged  Properties  (by  outstanding  principal  balance  as of the
Cut-off Date) are secured by a non-owner occupied residence.

(xxiv)  Approximately  65.52% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off
Date),  are secured by detached  one-family  dwelling units.  Approximately  6.38% of the Mortgaged  Properties
(by outstanding principal balance as of the Cut-off Date), are secured by two- to four-family dwelling units.

(xxv)   The average  outstanding  principal  balance of the Mortgage  Loans at  origination  was  approximately
$160,193.  No Mortgage Loan at origination had a principal balance of less than $10,000 or more than $960,000.

(xxvi)  As of the Cut-off  Date,  all Mortgage  Rate  adjustments  on the  Mortgage  Loans that have reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvii) Any escrow  arrangements  established  with respect to any  Mortgage  Loan are in  compliance  with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii)       Except as otherwise  specifically set forth herein,  there is no default,  breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or  Mortgage  and no event  which,  with notice and expiration  of any  grace  or  cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

(xxix)  Each  Mortgage Loan  constitutes a "qualified  mortgage"  under Section  860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G  2(a)(1),  (2),  (4),  (5),  (6),  (7) and (9),  without  reliance on the provisions of Treasury  Regulation Section 1.860G 2(a)(3) or Treasury  Regulation Section 1.860G 2(f)(2) or any
other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury  Regulation  Section 1.860G
2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxx)   No more than  58.43% of the  Mortgage  Loans have been  classified  by RFC as Credit  Grade A4 Mortgage
Loans,  no more than  29.12% of the  Mortgage  Loans have been  classified  by RFC as Credit  Grade AX Mortgage
Loans,  no more than  11.14% of the  Mortgage  Loans have been  classified  by RFC as Credit  Grade AM Mortgage
Loans,  no more than 1.30% of the Mortgage Loans have been  classified by RFC as Credit Grade B Mortgage Loans, none of the  Mortgage  Loans  have been  classified  by RFC as Credit  Grade C  Mortgage  Loans and none of the
Mortgage  Loans have been  classified  by RFC as Credit  Grade CM  Mortgage  Loans,  in each case as  described generally in the Prospectus Supplement.

(xxxi)  No Mortgage  Loan is a graduated  payment  loan or has a shared  appreciation  or  contingent  interest feature.

(xxxii) With respect to each Mortgage  Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related
Mortgaged  Property is sold without the prior consent of the mortgagee  thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiii)  No Mortgage Loan provides for deferred interest or negative amortization.

(xxxiv) None of the Mortgage Loans are buydown Mortgage Loans.

(xxxv)  Each  Mortgaged  Property  is a single  parcel of real estate with a one- to  four-unit  single  family residence  thereon,  a condominium  unit, a  manufactured  housing unit, a unit in a townhouse,  a planned unit development,  a  leasehold  or a  modular  home;  and no  Mortgage  Property  consists  of a  mobile  home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvi) No more than  approximately  23.07% of the Mortgage Loans (by outstanding  principal  balance as of the
Cut-off Date), were made to Mortgagors with credit scores as described  generally in the Prospectus  Supplement of less than 600 excluding  Mortgagors  whose credit  scores are not available to RFC. The weighted  average of the credit scores for the Mortgage  Loans for which Credit Scores are  available to RFC was  approximately  628 as of the Cut-off Date.

(xxxvii)       No instrument of release or waiver has been executed in connection with the Mortgage Loans,  and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxviii)      The weighted average  remaining term to stated maturity of the Mortgage Loans, as of the cut-off date will be  approximately  341 months.  The weighted average original term to maturity of the Mortgage Loans, as of the cut-off date will be approximately 342 months.

(xxxix) None of the  Mortgage  Loans are  subject  to the Home  Ownership  and  Equity  Protection  Act of 1994
("HOEPA").

(xl)    To the best of RFC's  knowledge,  the  Subservicer  for each  Mortgage  Loan has  accurately  and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(xli)   None of the proceeds of any Mortgage  Loan were used to finance the purchase of single  premium  credit insurance policies.

(xlii)  No Mortgage  Loan has a  prepayment  penalty  term that  extends  beyond  three years after the date of origination.

(xliii) Approximately 9.5% of the Mortgage Loans are Balloon Mortgage Loans.

(xliv)  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such Mortgage  Loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees.

(xlv)   The  information  set  forth in the  prepayment  charge  schedule  attached  hereto  as  Exhibit B (the
"Prepayment  Charge  Schedule") is complete,  true and correct in all material respects as of the Cut-off Date, and each prepayment  charge set forth on the Prepayment  Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

(xlvi)  Each  Mortgage  Loan as of the time of its  origination  complied  in all  material  respects  with all applicable  local,  state and federal laws,  including,  but not limited to, all applicable  predatory  lending laws.

(xlvii) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia.

(xlviii)       No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the current  version of Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS(R)Version
5.6  (attached  hereto as Exhibit  C);  provided  that no  representation  and  warranty is made in this clause
(xlviii) with respect to 0.1% of the Mortgage Loans (by outstanding  principal balance as of the Cut-off Date), secured  by  property  located  in the  State of  Kansas  or with  respect  to 0.1% of the  Mortgage  Loans (by outstanding  principal  balance  as of the  Cut-off  Date),  secured by  property  located in the State of West
Virginia.

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event
(as described in Section 5 below),  which materially and adversely  affects the interests of any holders of the
Certificates,  the  Certificate  Insurer  or the  Company in such  Mortgage  Loan  (notice  of which  breach or occurrence  shall be given to the Company by RFC, if it discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or,  except as otherwise  provided in Section 2.04 of the Pooling and  Servicing  Agreement,
either  (i) purchase  such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty  that gave rise to the  obligation to repurchase  or  substitute  a Mortgage  Loan  pursuant to this  Section 4 was the  representation  set forth in clause  (xlvi) of this  Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date hereof,  the related  Mortgage  Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are listed in the Program Guide and (iii) other matters to which like properties  are  commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or marketability of the Mortgaged Property.

6.      RFC hereby  represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax  basis in each  Mortgage  Loan as of the  Closing  Date is  equal to or  greater  than  100% of the  Stated
Principal Balance thereof.

7.      This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto  and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.      RFC, as master servicer under the Pooling and Servicing  Agreement (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other  similar laws  relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has  threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration in connection  with a foreclosure or other  involuntary  payment or (iv)
such waiver is  standard  and  customary  in  servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default  and  would,  in the  reasonable  judgment  of the Master  Servicer,  maximize recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage
Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a refinancing  of a
Mortgage  Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described  above,  then the Master Servicer is required to pay the amount of such  waived  Prepayment  Charge to the  holder  of the  Class SB  Certificates  at the time that the amount  prepaid  on the  related  Mortgage  Loan is  required  to be  deposited  into  the  Custodial  Account.
Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid  outside of the Trust
Fund and not part of any REMIC.

                                           [SIGNATURE PAGE FOLLOWS]

        IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT A

                                       LIST OF JUNIOR LIEN MORTGAGE LOAN

                                               [SEE ATTACHMENT]

                                                   EXHIBIT B

                                          PREPAYMENT CHARGE SCHEDULE

                                               [SEE ATTACHMENT]

                                                   EXHIBIT C

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                      FILE FORMAT FOR LEVELS(R)VERSION 5.6

                                                                 REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------